Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ralph M. Amato, Chief Executive Officer of BoysToys.com, Inc. (the "Small Business Issuer") do hereby certify pursuant to Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1)

The Small Business Issuer's Annual Report on Form 10-KSB for the year ended December 31, 2005 (the "Report") to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

By: /s/ Ralph M. Amato Ralph M. Amato Chief Executive Officer	Date: August 3, 2006